                      METLIFE INVESTORS INSURANCE COMPANY

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE

                        SUPPLEMENT DATED APRIL 30, 2007
                                    TO THE
                       PROSPECTUS DATED NOVEMBER 9, 2006
                                  (CLASS VL)

This supplement updates certain information in the prospectus dated November 9, 2006 for the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy (Joint and Last Survivor Policy) and the Flexible Premium Single Variable Life Insurance Policy (Single Life Policy). Our use of the word Policy refers to both policies except where otherwise noted. WE NO LONGER OFFER THE POLICY DESCRIBED HEREIN.

You, the policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the 31 Investment Funds listed below which are offered through MetLife Investors Variable Life Account Five (the "Separate Account"). The Cash Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select. The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.

MET INVESTORS SERIES TRUST (CLASS A)
      Goldman Sachs Mid-Cap Value Portfolio
      Harris Oakmark International Portfolio
      Lazard Mid-Cap Portfolio
      Legg Mason Partners Aggressive Growth Portfolio
      Legg Mason Value Equity Portfolio
      Loomis Sayles Global Markets Portfolio
      Lord Abbett Bond Debenture Portfolio
      Lord Abbett Growth and Income Portfolio
      Met/AIM Small Cap Growth Portfolio
      MFS(R) Emerging Markets Equity Portfolio
      MFS(R) Research International Portfolio
      Neuberger Berman Real Estate Portfolio
      Oppenheimer Capital Appreciation Portfolio
      PIMCO Inflation Protected Bond Portfolio
      PIMCO Total Return Portfolio
      RCM Technology Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio
      Third Avenue Small Cap Value Portfolio
      Turner Mid-Cap Growth Portfolio
      Van Kampen Comstock Portfolio

      MetLife Defensive Strategy Portfolio
      MetLife Moderate Strategy Portfolio
      MetLife Balanced Strategy Portfolio
      MetLife Growth Strategy Portfolio
      MetLife Aggressive Strategy Portfolio

METROPOLITAN SERIES FUND, INC. (CLASS A)
      BlackRock Money Market Portfolio
      Davis Venture Value Portfolio
      Harris Oakmark Focused Value Portfolio
      Jennison Growth Portfolio
      MetLife Stock Index Portfolio
      Western Asset Management U.S. Government Portfolio

ANNUAL INVESTMENT FUND OPERATING EXPENSES

The next table describes the Investment Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Investment Funds for the fiscal year ended December 31, 2006, before and after any contractual fee waivers and expense reimbursements. Expenses of the Investment Funds may be higher or lower in the future. More detail concerning each Investment Fund's fees and expenses is contained in the table that follows and in the prospectus for each Investment Fund.

                                                                     Minimum Maximum
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Total Annual Investment Fund Operating Expenses
  (expenses that are deducted from Investment Fund assets, including
  management fees and other expenses)...............................   .30%   1.33%
Net Total Annual Investment Fund Operating Expenses
  (net of any contractual fee waivers and expense reimbursements)*..   .29%   1.30%
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       * The range of Net Total Annual Investment Fund Operating Expenses takes into account contractual arrangements for certain Investment Funds that require the investment adviser to reimburse or waive Investment Fund operating expenses until April 30, 2008, as described in more detail below.

INVESTMENT FUND EXPENSES

Annual Investment Fund Operating Expenses for the period ended December 31, 2006, as a percentage of average net assets, before and after any fee waivers and expense reimbursements, were as follows:

                                                                                                        Net Total
                                                                                                          Annual
                                                                                                         Expenses
                                                                               Fee                      Including
                                                                             Waivers                       Net
                                                                    Gross      and                       Expenses
                                            Manage-                 Total    Expense    Net Total       of Under-
                                             ment    Other   12b-1  Annual  Reimburse-    Annual          lying
                                             Fees   Expenses Fees  Expenses   ments    Expenses/1/     Portfolios/1/
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MET INVESTORS SERIES TRUST
  (CLASS A SHARES)
 Goldman Sachs Mid-Cap Value Portfolio        .72%    .06%    .00%    .78%     .00%        .78%/2/
 Harris Oakmark International Portfolio       .78%    .13%    .00%    .91%     .00%        .91%/2/
 Lazard Mid-Cap Portfolio                     .70%    .06%    .00%    .76%     .00%        .76%/2/
 Legg Mason Partners Aggressive Growth
   Portfolio                                  .63%    .09%    .00%    .72%     .00%        .72%/2,3/
 Legg Mason Value Equity Portfolio            .64%    .08%    .00%    .72%     .00%        .72%/2,4/
 Loomis Sayles Global Markets Portfolio       .70%    .12%    .00%    .82%     .00%        .82%/2,5/
 Lord Abbett Bond Debenture Portfolio         .50%    .04%    .00%    .54%     .00%        .54%/2/
 Lord Abbett Growth and Income Portfolio      .50%    .03%    .00%    .53%     .00%        .53%/2/
 Met/AIM Small Cap Growth Portfolio           .87%    .06%    .00%    .93%     .00%        .93%/2,3/
 MFS(R) Emerging Markets Equity Portfolio    1.04%    .29%    .00%   1.33%     .03%       1.30%/2,5,6/
 MFS(R) Research International Portfolio      .72%    .14%    .00%    .86%     .00%        .86%/2/
 Neuberger Berman Real Estate Portfolio       .64%    .04%    .00%    .68%     .00%        .68%/2/
 Oppenheimer Capital Appreciation Portfolio   .57%    .05%    .00%    .62%     .00%        .62%/2,3/
 PIMCO Inflation Protected Bond Portfolio     .50%    .05%    .00%    .55%     .00%        .55%/2/
 PIMCO Total Return Portfolio                 .50%    .05%    .00%    .55%     .00%        .55%/2/
 RCM Technology Portfolio                     .88%    .14%    .00%   1.02%     .00%       1.02%/2,3,4/
 T. Rowe Price Mid-Cap Growth Portfolio       .75%    .04%    .00%    .79%     .00%        .79%/2/
 Third Avenue Small Cap Value Portfolio       .74%    .04%    .00%    .78%     .00%        .78%/2/
 Turner Mid-Cap Growth Portfolio              .80%    .08%    .00%    .88%     .00%        .88%/2/
 Van Kampen Comstock Portfolio                .61%    .04%    .00%    .65%     .00%        .65%/2/
 MetLife Defensive Strategy Portfolio         .10%    .02%    .00%    .12%     .02%        .10%/2,7/       .73%/8/
 MetLife Moderate Strategy Portfolio          .08%    .01%    .00%    .09%     .00%        .09%            .76%/8/
 MetLife Balanced Strategy Portfolio          .07%    .01%    .00%    .08%     .00%        .08%            .78%/8/
 MetLife Growth Strategy Portfolio            .07%    .01%    .00%    .08%     .00%        .08%            .84%/8/
 MetLife Aggressive Strategy Portfolio        .09%    .02%    .00%    .11%     .01%        .10%/7/         .88%/8/
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METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
 BlackRock Money Market Portfolio             .34%    .04%    .00%    .38%     .01%        .37%/9,10/
 Davis Venture Value Portfolio                .71%    .04%    .00%    .75%     .00%        .75%/9/
 Harris Oakmark Focused Value Portfolio       .72%    .05%    .00%    .77%     .00%        .77%/9/
 Jennison Growth Portfolio                    .63%    .05%    .00%    .68%     .00%        .68%/9/
 MetLife Stock Index Portfolio                .25%    .05%    .00%    .30%     .01%        .29%/9,11/
 Western Asset Management U.S. Government
   Portfolio                                  .50%    .07%    .00%    .57%     .00%        .57%/9/
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/1/ Net Total Annual Expenses do not reflect any expense reductions that certain Portfolios achieved as a result of directed brokerage arrangements.
/2/ Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.
/3/ The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
/4/ Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.02% for the Legg Mason Value Equity Portfolio and 0.04% for the RCM Technology Portfolio.
/5/ The fees and expenses shown in the table are annualized based on the Portfolio's May 1, 2006 start date.
/6/ Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.30%, excluding 12b-1 fees.
/7/ Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 0.10%, excluding 12b-1 fees.
/8/ These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.63% for the MetLife Defensive Strategy Portfolio, 0.67% for the MetLife Moderate Strategy Portfolio, 0.70% for the MetLife Balanced Strategy Portfolio, 0.76% for the MetLife Growth Strategy Portfolio and 0.78% for the MetLife Aggressive Strategy Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.75% for the MetLife Defensive Strategy Portfolio, 0.76% for the MetLife Moderate Strategy Portfolio, 0.78% for the MetLife Balanced Strategy Portfolio, 0.84% for the MetLife Growth Strategy Portfolio and 0.89% for the MetLife Aggressive Strategy Portfolio. Contract and Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Contract or Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by Met Investors Advisory LLC. (See the fund prospectus for a description of each Portfolio's target allocation.)
/9/ Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
/10/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
/11/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

PREMIUMS

The corresponding paragraph in the prospectus is modified as follows:

The Policy is designed for the payment of subsequent premiums after payment of the initial premium. You can establish planned annual premiums. Each premium after the initial premium must be at least $10. All premiums must be paid at our Service Office. We accept premiums paid by check or cashier's check. We do not accept cash, money orders or traveler's checks. The Policy is not designed for professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers.

THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS

METLIFE INVESTORS AND THE SEPARATE ACCOUNT

There are currently 31 Investment Funds available in connection with the Policy we are offering here. The Investment Funds are offered through two open-end, diversified management investment companies: (1) Met Investors Series Trust and
(2) Metropolitan Series Fund, Inc.

The investment objectives and policies of certain of the Investment Funds are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers or sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Funds may be higher or lower than the results of such other mutual funds. The investment advisers or sub-advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Funds have the same investment advisers or sub-advisers.

An Investment Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. An Investment Fund may not experience similar performance as its assets grow.

Met Investors Advisory LLC (Met Investors Advisory), an affiliate of MetLife Investors, is the investment manager of the Met Investors Series Trust. MetLife Advisers, LLC (MetLife Advisers), an affiliate of MetLife Investors, is the investment adviser to the Metropolitan Series Fund, Inc. Met Investors Advisory and MetLife Advisers have each engaged sub-advisers to provide investment advice and make day-to-day investment decisions for the individual portfolios. The sub-adviser and investment objective of each of the Investment Funds available under the Policy are as follows:

MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC

Investment Fund                           Sub-Adviser            Investment Objective
-------------------------------------------------------------------------------------------------------------

Goldman Sachs Mid-Cap Value Portfolio     Goldman Sachs Asset    Long-term capital appreciation.
                                          Management, L.P.

Harris Oakmark International Portfolio    Harris Associates L.P. Long-term capital appreciation.

Lazard Mid-Cap Portfolio                  Lazard Asset           Long-term growth of capital.
                                          Management LLC

Legg Mason Partners Aggressive Growth     ClearBridge Advisors,  Capital appreciation.
Portfolio (formerly Legg Mason Aggressive LLC
Growth Portfolio)

Legg Mason Value Equity Portfolio         Legg Mason Capital     Long-term growth of capital.
                                          Management, Inc.

Loomis Sayles Global Markets Portfolio    Loomis, Sayles &       High total investment return through a
                                          Company, L.P.          combination of capital appreciation and
                                                                 income.

Lord Abbett Bond Debenture Portfolio      Lord, Abbett & Co. LLC High current income and the opportunity for capital appreciation to produce a high total
                                                                 return.

MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC

Investment Fund                            Sub-Adviser             Investment Objective
-----------------------------------------------------------------------------------------------------------------

Lord Abbett Growth and Income Portfolio    Lord, Abbett & Co. LLC  Long-term growth of capital and income without excessive fluctuation in market
                                                                   value.

Met/AIM Small Cap Growth Portfolio         A I M Capital           Long-term growth of capital.
                                           Management, Inc.

MFS(R) Emerging Markets Equity Portfolio   Massachusetts Financial Capital appreciation.
                                           Services Company

MFS(R) Research International Portfolio    Massachusetts Financial Capital appreciation.
                                           Services Company

Neuberger Berman Real Estate Portfolio     Neuberger Berman        Total return through investment in real estate
                                           Management Inc.         securities, emphasizing both capital
                                                                   appreciation and current income.

Oppenheimer Capital Appreciation Portfolio OppenheimerFunds, Inc.  Capital appreciation.

PIMCO Inflation Protected Bond Portfolio   Pacific Investment      Maximum real return, consistent with
                                           Management Company      preservation of capital and prudent
                                           LLC                     investment management.

PIMCO Total Return Portfolio               Pacific Investment      Maximum total return, consistent with the
                                           Management Company      preservation of capital and prudent
                                           LLC                     investment management.

RCM Technology Portfolio (formerly RCM     RCM Capital             Capital appreciation; no consideration is
Global Technology Portfolio)               Management LLC          given to income.

T. Rowe Price Mid-Cap Growth Portfolio     T. Rowe Price           Long-term growth of capital.
                                           Associates, Inc.

Third Avenue Small Cap Value Portfolio     Third Avenue            Long-term capital appreciation.
                                           Management LLC

Turner Mid-Cap Growth Portfolio            Turner Investment       Capital appreciation.
                                           Partners, Inc.

Van Kampen Comstock Portfolio              Morgan Stanley          Capital growth and income.
                                           Investment Management,
                                           Inc.

MetLife Defensive Strategy Portfolio       N/A                     A high level of current income with growth
                                                                   of capital a secondary objective.

MetLife Moderate Strategy Portfolio        N/A                     High total return in the form of income and
                                                                   growth of capital, with a greater emphasis on
                                                                   income.

MetLife Balanced Strategy Portfolio        N/A                     A balance between a high level of current
                                                                   income and growth of capital with a greater
                                                                   emphasis on growth of capital.

MetLife Growth Strategy Portfolio          N/A                     Growth of capital.

MetLife Aggressive Strategy Portfolio      N/A                     Growth of capital.

METROPOLITAN SERIES FUND, INC          .          ADVISER: METLIFE ADVISERS, LLC

Investment Fund                          Sub-Adviser              Investment Objective
--------------------------------------------------------------------------------------------------------------

BlackRock Money Market Portfolio/1/      BlackRock Advisors,      High level of current income consistent with
                                         LLC                      preservation of capital.

Davis Venture Value Portfolio            Davis Selected Advisers, Growth of capital.
                                         L.P./2/

Harris Oakmark Focused Value Portfolio   Harris Associates L.P.   Long-term capital appreciation.

Jennison Growth Portfolio                Jennison Associates LLC  Long-term growth of capital.

MetLife Stock Index Portfolio            MetLife Investment       To equal the performance of the Standard &
                                         Advisors Company,        Poor's 500 Composite Stock Price Index.
                                         LLC/3/

Western Asset Management U.S. Government Western Asset            Maximize total return consistent with
Portfolio                                Management Company       preservation of capital and maintenance of
                                                                  liquidity.
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/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
/2/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.
/3/ Prior to April 30, 2007, Metropolitan Life Insurance Company was the sub-adviser to this Portfolio.

Shares of the Investment Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Investment Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT FUNDS

We do not receive compensation from any of the advisers or sub-advisers of any of the Portfolios of the Met Investors Series Trust or the Metropolitan Series Fund, Inc. (or their affiliates) for administrative or other services relating to the Portfolios. However, we and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers, MetLife Advisers and Met Investors Advisory, which are formed as limited liability companies. Our ownership interests in MetLife Advisers and Met Investors Advisory entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from an Investment Fund. We will benefit accordingly from assets allocated to the Investment Funds to the extent they result in profits to the advisers. (See "Fee Tables -- Annual Investment Fund Operating Expenses" for information on the management fees paid to the advisers and the Statement of Additional Information for the Investment Funds for information on the management fees paid by the adviser to sub-advisers.) Additionally, an investment adviser or sub-adviser of an Investment Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliate) with increased access to persons involved in the distribution of the Policies.

SELECTION OF THE INVESTMENT FUNDS

We select the Investment Funds offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Fund's adviser or sub-adviser is one of our affiliates or whether the Investment Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. In some cases, we have included Investment Funds based on recommendations made by selling firms through which the Policy is sold. We review the Investment Funds periodically and may remove an Investment Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Investment Fund no longer meets one or more of the selection criteria, and/or if the Investment Fund has not attracted significant allocations from Policy Owners.

WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE INVESTMENT FUNDS YOU HAVE CHOSEN.

TRANSFERS

At your request to our Service Office, we will transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to and from the General Account (subject to restrictions). The minimum amount that can be transferred is the lesser of the minimum transfer amount (currently $500), or the total value in an Investment Fund or the General Account. You can make twelve transfers or partial withdrawals in a Policy year without charge. We may charge a transfer fee of $25 for additional transfers in a Policy year. Transfers resulting from Policy loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy year.

The maximum amount you can transfer from the General Account in any Policy year is the greater of:

(a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy year, or

(b) the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy.

We are not currently imposing these restrictions, but we reserve the right to do so.

Frequent requests from Policy Owners to transfer cash value may dilute the value of an Investment Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Investment Fund and the reflection of that change in the Investment Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Investment Funds and may disrupt portfolio management strategy, requiring an Investment Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Investment Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (E.G., beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Investment Funds (I.E., the Harris Oakmark International Portfolio, Loomis Sayles Global Markets Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Emerging Markets Equity Portfolio, MFS Research International Portfolio and Third Avenue Small Cap Value Portfolio) and we monitor transfer activity in those Investment Funds (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Investment Fund, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and
(3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Investment Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Investment Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Investment Funds, we rely on the underlying Investment Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Investment Funds under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under the dollar cost averaging or rebalancing program are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Investment Funds that we believe are susceptible to arbitrage trading or the determination of transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Investment Funds and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Investment Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Investment Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Investment Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Investment Funds, we have entered into a written agreement, as required by SEC regulation, with each Investment Fund or its principal underwriter that obligates us to provide to the Investment Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Investment Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Investment Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Investment Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Investment Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Investment Funds (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Investment Funds. If an Investment Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Investment Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Investment Fund prospectuses for more details.

SUSPENSION OR DELAY OF PAYMENTS OR TRANSFERS

The following paragraph is added:

We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

FINANCIAL STATEMENTS

The financial statement of the Separate Account and consolidated financial statements of the Company and General American Life Insurance Company are attached.

SPECIAL TERMS

The following definition is modified:

SERVICE OFFICE -- For premium payments: MetLife Investors Insurance Company, P.O. Box 790201, St. Louis, MO 63179-0201. For surrenders, loans, withdrawals, death claims and Investment Fund transfers: MetLife Investors Insurance Company, P.O. Box 990090, Hartford, CT 06199-0090 (877) 357-4419. For all other transactions and correspondence: MetLife Investors Insurance Company, P.O. Box 990059, Hartford, CT 06199-0059.